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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-49585


                                                                   July 31, 2003
                                                                      Supplement

[MORGAN STANLEY LOGO OMITTED]



                      SUPPLEMENT DATED JULY 31, 2003 TO THE

                    PROSPECTUS OF MORGAN STANLEY EQUITY FUND

                               Dated July 30, 2003



On July 31, 2003, the Board of Trustees of Morgan Stanley Equity Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Dividend Growth Securities Inc. ("Dividend Growth") pursuant to which substantially all of the assets of the Fund would be combined with those of Dividend Growth and shareholders of the Fund would become shareholders of Dividend Growth receiving shares of Dividend Growth equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Dividend Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held on or about December 16, 2003. A proxy statement formally detailing the proposal, the reasons for the Trustees' action and information concerning Dividend Growth will be distributed to shareholders of the Fund.